                                                                Exhibit 99.B19


                               POWER OF ATTORNEY

                           STRONG EQUITY FUNDS, INC.
                                  (Registrant)

        Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and
John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Name                            Title                                       Date
          ----                            -----                                       ----
                                President (Principal Executive Officer and
                                acting Principal Financial and Accounting
 /s/ John Dragisic              Officer) and a Director                         December 27, 1996
-----------------------------
 John Dragisic


 /s/ Richard S. Strong          Chairman of the Board and a Director            December 27, 1996
-----------------------------
 Richard S. Strong


 /s/ Marvin E. Nevins           Director                                        December 27, 1996
-----------------------------
 Marvin E. Nevins


 /s/ Willie D. Davis            Director                                        December 27, 1996
----------------------------
 Willie D. Davis


 /s/ William F. Vogt            Director                                        December 27, 1996
----------------------------
 William F. Vogt


 /s/ Stanley Kritzik            Director                                        December 27, 1996
----------------------------
 Stanley Kritzik
